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                                                                   EXHIBIT 99.2


                  RIGHTS OF HOLDER TO RECEIVE PAYMENT OF THE CO-MARKETING TERMINATION FEE ARE SUBJECT AND SUBORDINATE TO THE PRIOR PAYMENT OF ALL OBLIGATIONS OF MAKER TO NBD BANK PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED AS OF AUGUST 3, 1998.


                             CO-MARKETING AGREEMENT

         This Co-Marketing Agreement (hereinafter the "Agreement") is made and entered into as of the 3rd day of August, 1998, by and between Laboratory Corporation of America Holdings, a Delaware corporation ("LabCorp") and Universal Standard Healthcare, Inc., a Michigan corporation, on behalf of itself and its subsidiaries ("Universal").

                                   WITNESSETH:

         WHEREAS, Universal operates a licensed Alternative Healthcare Financing Delivery System which offers managed care programs to employers, employer groups and health plans for the delivery of clinical laboratory, home medical and diagnostic imaging services ("Universal's Managed Care Business");

         WHEREAS, LabCorp owns and operates a clinical laboratory business with operations and facilities across the United States;

         WHEREAS, as part of LabCorp's marketing effort, LabCorp has marketed laboratory services directly to employers through programs such as its "Lab Direct" program ("Lab Direct");

         WHEREAS, Universal and Lab Corp are entering into a Laboratory Services Agreement on the date hereof, to provide clinical laboratory services to individuals covered by Universal's Managed Care Business throughout the United States; and

         WHEREAS, LabCorp and Universal wish to coordinate and complement their marketing and sales efforts to new and existing customers throughout the United States to maximize utilization of each company's expertise and resources and enhance the success of both LabCorp and Universal.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

         1. Customers. The parties agree that, for purposes of this Agreement, the customers of Universal and LabCorp shall be divided into four categories as follows:

                  a. Existing customers of Universal's Managed Care Business ("Existing Universal Customers");




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                  b.       New customers of Universal's Managed Care Business
                           ("New Universal Customers");

                  c. Existing customers of LabCorp's Lab Direct program ("Existing LabCorp Customers"); and

                  d. Potential new customers of LabCorp's employer direct sales program and other customers as deemed appropriate by LabCorp ("New LabCorp Customers").

        2. Objectives of Co-Marketing Program. With respect to each category of customer, the parties agree that the objective of this co-marketing program shall be as set forth below:

                  a. All current and future business with respect to Existing Universal Customers shall not be subject to this Agreement; provided, however, that Universal agrees to use its best efforts to utilize LabCorp as a provider for these Customers pursuant to the Laboratory Services Agreement.

                  b. Universal agrees to share information relating to New Universal Customer prospects as described more fully in Section 3 hereof.

                  c. Where there is interest on the part of Existing LabCorp Customers and where consistent with the best interests of both LabCorp and Universal, LabCorp agrees to work in cooperation with Universal and use reasonable efforts to (i) generate interest in such Existing LabCorp Customers to purchase a capitated product from Universal for clinical laboratory services, and (ii) expand its contract with the Customer to include home medical services, diagnostic imaging and other services offered by Universal and to purchase such services from Universal.

                  d. LabCorp agrees to share information relating to New LabCorp Customer prospects as described more fully in Section 3 hereof.

        3. Sharing Information. Each party agrees that it will maintain a list of its New Customer prospects and, to the extent permitted by law and not prohibited by that party's customers, to exchange the list with the other party on a monthly basis. The purpose of this exchange shall be to avoid duplication of effort and maximize penetration for the marketing and sale of each party's products to employers, employer groups, unions, insurance carriers, self-funded payors and other groups and associations.

        4. LabCorp Responsibilities. LabCorp agrees, to the extent consistent with LabCorp's policies, to perform the following:

                  a. Commit a sufficient number, in its sole discretion, of salespersons, who are trained to sell Universal's Managed Care Business, and provide compensation packages to such

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individuals in a form that provides an incentive tied directly to the sale of
Universal's Managed Care Business and is determined solely in LabCorp's discretion. LabCorp agrees to cooperate with Universal and use its reasonable efforts to take into effect Universal's policies when structuring the incentive. Universal acknowledges that such salespersons need not be dedicated exclusively to the sale of Universal's Managed Care Business. LabCorp agrees not to move the sales effort for UHCI products from its managed care (employer direct) sales force to another sales group without the prior consent of UHCI;

                  b. Require such salespersons and other relevant personnel to attend training sessions conducted by Universal on the sale of the Universal Managed Care Business to the extent reasonable and necessary;

                  c. Participate in quarterly sales meetings or teleconference calls between Universal and LabCorp sales management personnel to the extent reasonable and necessary;

                  d. In consultation with Universal, establish sales compensation programs for the sale of Universal's Managed Care Business and track sales performance on a monthly basis;

                  e. During the term of this Agreement, not sell managed care business directly to employers, except for the following: (i) LabCorp's LabDirect business, (ii) situations where LabCorp is a provider of clinical laboratory services under a contract with a managed care organization which has the direct contract with the Employer, or (iii) managed care programs that do not include those elements of managed care that make Universal's Managed Care Business unique. These elements are: (a) assumption of risk by Universal for both in-network and out of network providers, and (b) agreement by Universal to hold the beneficiary of the Employer plan harmless. For a period of twenty-four
(24) months after termination of the Agreement, each party agrees not to solicit the "Current Customers" of the other party. For purposes of this non-solicitation provision, the term "Current Customers" shall mean the customers of a respective party at the time of termination except for any customer which became a customer as a result of a joint effort by both parties. This Section 4(e) shall not apply in the event of a Change in Control (as defined in Section 9(d)) involving a clinical laboratory competitor of LabCorp or involving a surviving entity that wants to materially change the position of LabCorp as the primary provider of Universal.

                  f. Require salespersons to be reasonably available to make sales calls to potential customers jointly with Universal.

         5. Universal Responsibilities. Universal agrees to perform the following:

                  a. Provide personnel to conduct training for LabCorp salespersons on topics including, without limitation, information about the Universal Managed Care Business and, effective techniques for selling Universal's managed care product;

                  b. Provide technical sales support to LabCorp salespersons;

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                  c. Make available to LabCorp salespersons copies of existing relevant marketing information and sales literature and coordinate with LabCorp to jointly develop additional marketing materials; and

                  d. Require salespersons to be available to make sales calls to potential customers jointly with LabCorp.

        6. Marketing Fee. In the event that LabCorp brings additional products (not clinical laboratory) to Universal, Universal agrees to pay LabCorp a fee which shall be mutually agreed upon by the parties on a customer by customer basis. The fee shall be calculated based on a percentage of net revenues based on the total revenues for products sold other than clinical laboratory products. With respect to additional clinical laboratory products, the parties agree that they will adjust the fee schedule for laboratory services (set forth in the Laboratory Services Agreement) in order to achieve mutual benefit for both parties.


        7. TPA Business. Where services, price and other considerations warrant and with mutual agreement of both LabCorp and Universal, LabCorp agrees to transfer its third party administrator and administrative services business to Universal's TPA subsidiary.

        8. Term. The term of this Agreement is August 3, 1998 through August 31, 2000.

        9.        Termination.  This Agreement may be terminated:

              a.  At any time by mutual agreement of the parties;

              b. Without cause upon ninety (90) days's prior written notice and with cause upon thirty (30) days' prior written notice; or

              c. Upon thirty (30) days' written notice by Universal in the event of a Change in Control of Universal (which notice may be given prior to the effective date of such Change in Control of Universal and which notice may be withdrawn if such Change of Control of Universal is not consummated). A "Change in Control of Universal" shall mean (i) the sale of all or substantially all of the assets of the Company, (ii) the merger of the Company in which the Company is not the surviving corporation, or (iii) any person or group of persons (as defined in Section 13(d) of the Securities Exchange Act of 1934) acquiring beneficial ownership (calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended) of more than 50% of Universal's voting securities.

        10.       Termination Fee.

              a. If LabCorp terminates this Agreement as provided in Section 9(b) above, and Universal has not satisfied the Covenant (as defined below) by July 31, 2000, Universal will pay LabCorp $4,250,000 (the "Co-Marketing Termination Fee"). However, if LabCorp has sold or

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otherwise transferred any of the Purchased Shares prior to the date of payment of the Co-Marketing Termination Fee, the Co-Marketing Termination Fee shall be reduced by the greater of (i) Net Proceeds in excess of $708,350 received by LabCorp from the sale of the Purchased Shares, or (ii) $3.00 per share of Purchased Shares sold or transferred by LabCorp ("Transfer Proceeds"). If LabCorp has not sold or transferred any of the Purchased Shares prior to the payment of the Co-Marketing Termination Fee, then there shall be no Transfer Proceeds or reduction in the Co-Marketing Termination Fee. "Net Proceeds" shall mean the proceeds from the sale of the Purchased Shares, net of selling commissions and discounts and expenses incurred in connection with the sale or transfer. "Purchased Shares" shall be as defined in a certain Stock Purchase Agreement dated July 16, 1998 between Universal and LabCorp (the "Stock Purchase Agreement"). In the event of a termination by LabCorp pursuant to Section 9(b), the Co-Marketing Termination Fee, less Transfer Proceeds, shall become due and payable in full by Universal within one hundred twenty (120) days following Universal's receipt of LabCorp's written notice of termination, but in no event earlier than August 1, 2000. Notwithstanding the foregoing, after the termination of this Agreement as provided in Section 9(b), LabCorp may, by written notice to Universal, terminate Universal's obligation to pay the Co-Marketing Termination Fee at any time before August 1, 2000, if, together with such notice, LabCorp agrees to pay one half of Financing Costs incurred by Universal in arranging financing to pay the Co-Marketing Termination Fee if Universal does not complete such financing as a result of LabCorp's notice. "Financing Costs" are reasonable and customary fees and expenses of a lending institution or up to $30,000 in reasonable and customary fees and expenses of an investment banker.

                  b. In the event that Universal terminates this Agreement as provided in Section 9(b) or Section 9(c) above prior to August 31, 2000 (a "Universal Termination"), Universal will pay LabCorp the Co-Marketing Termination Fee, less Transfer Proceeds, if any. Notwithstanding the foregoing, LabCorp may, by written notice to Universal within fifteen (15) days after its receipt of Universal's notice of termination, terminate Universal's obligation to pay the Co-Marketing Termination Fee. In the event of a Universal Termination, the Co-Marketing Termination Fee is due and payable in full as of the effective date of the termination of this Agreement.

                  c. In the event of a termination of this Agreement by LabCorp and Universal by mutual consent pursuant to Section 9(a), the Co-Marketing Termination Fee, less Transfer Proceeds, if any, shall be due and payable in full by Universal at such time as is mutually agreed upon by Universal and LabCorp.

                  d. Universal's obligation to pay the Co-Marketing Termination Fee shall terminate effective July 31, 2000 if Universal satisfies the Covenant (as defined below) and thereafter Universal shall not be required to pay the Co-Marketing Termination Fee upon the termination of this Agreement by Universal or LabCorp, subject to Section 10(e). The "Covenant" shall mean Universal's average closing stock price, as reported on the Nasdaq Stock Market, Inc. ("Nasdaq") or any stock exchange on which the Common Stock of Universal is then traded, for the last five business days of July 2000 is greater than $3.50.


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                  e. If, after Universal has satisfied the Covenant, LabCorp sells the Purchased Shares between August 1, 2000 and October 31, 2000, Universal will pay LabCorp the amount by which $3.50 per share of Purchased Shares sold exceeds the Net Proceeds received by LabCorp for such shares, with such payment being due within thirty (30) days after receipt by Universal of LabCorp's written notice of such sale. If, after Universal has satisfied the Covenant, LabCorp seeks to, but is unable to, sell all the Purchased Shares between August 1, 2000, and October 31, 2000, then the Co-Marketing Termination Fee shall be reinstated effective November 1, 2000. LabCorp shall have the right to elect to be paid the Co-Marketing Termination Fee, less Transfer Proceeds, if any, by written notice to Universal at any time from November 1, 2000 to November 30, 2000 and Universal shall pay the same within thirty (30) days of its receipt of LabCorp's notice.

                  f. The Co-Marketing Termination Fee shall bear interest at the rate of twelve (12%) percent per annum from its due date to the date paid, with such interest due upon demand by LabCorp, but in no event later than the date the Co-Marketing Termination Fee is actually paid.

                  g. Universal's obligation to pay the Co-Marketing Termination Fee shall survive any termination of this Agreement pursuant to Section 9 and shall terminate only upon the expiration of this Agreement in accordance with its terms, as provided in Section 10(a) and as provided in Section 10(d) (subject to Section 10(f)).

         11.      Confidentiality.

                  a. "Confidential Information" shall mean that information exchanged by the parties in connection with this Agreement which the parties do not wish to become public. Confidential Information shall include, but not be limited to, information concerning or relating to a party's business, financial condition, operations, customers, or managed care products. Confidential Information shall not include: (1) information rightfully in the receiving party's possession or rightfully received by such party unless the party is subject to a written confidentiality agreement which covers such information;
(2) developed independently by the receiving party or a third party; (3) publicly available when received or thereafter becomes publicly available through no fault of the receiving party; or (iv) disclosed by the disclosing party without an intent of confidentiality. Each party further agrees that it will limit disclosure of Confidential Information within its own company to only those employees who require such information to perform under this Agreement.

                  b. For the five (5) years after the date of disclosure or such greater period required by law, the party receiving Confidential Information will use the same care and discretion to avoid disclosure of such information as the receiving party uses with its own similar Confidential Information which it does not wish to disclose.

                  c. This section 11 shall survive termination or expiration of this Agreement.


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         12.    Damages. No party shall be entitled to any damages with respect to lost profits or other consequential damages or punitive damages with respect to the performance by any other Party under this Agreement.

         13.    Miscellaneous.

                     13.1 Entire Agreement. This Agreement and any exhibits and attachments hereto constitute the entire agreement between the parties regarding the subject matter of this Agreement and supersede any prior agreements between the parties, whether written or oral.

                     13.2 Assignment. This Agreement may not be assigned by either party without prior written consent of the other party.

                     13.3 Amendment and Waiver. This Agreement may be amended only upon written consent of both parties. Failure by either party to enforce any provision of this Agreement shall not be considered a waiver of any other provision or any subsequent breach.

                     13.4 Governing Law. This Agreement shall be governed by the laws of the State of Michigan, without regard to its rules of conflicts of laws.

                     13.5 Notice. To be considered notice, written communication must be made to:

                       LabCorp: Laboratory Corporation of America Holdings 358 South Main Street
                                    Burlington, North Carolina 27215


                       Universal:   Eugene Jennings
                                    Universal Standard Healthcare of Michigan,
                                    Inc.
                                    26500 Northwestern Highway
                                    P.O. Box 5127
                                    Southfield, MI 48086-5127

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date stated above.

UNIVERSAL STANDARD HEALTHCARE                   LABORATORY CORPORATION OF
       OF MICHIGAN, INC.                           AMERICA HOLDINGS

By: /s/ Eugene E. Jennings                      By: /s/ Bradford T. Smith
   ---------------------------                     -----------------------------
Name: Eugene E. Jennings                        Name: Bradford T. Smith
Title:   President                              Title:  Executive Vice President






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